August 27, 2008

For Immediate Release

Sport Supply Group Reports FY08 EPS of $0.76, Up 105%;

Q408 EPS of $0.15 vs. ($0.03)

Dallas, TX. Sport Supply Group, Inc. (NASDAQ: RBI) today reported a 105% increase in its fully diluted earnings per share for the fiscal year ending June 30, 2008. Metrics for the Quarter and the Year Ending period are noted below:

For the Fourth Fiscal Quarter Ending June 30, 2008

•	Net Sales Up 8.9% to $61.1 Million

•	Gross Margin Percentage Up 180 basis points from 34.4% to 36.2%

•	SG&A Expenses Down 2% from $18.4 Million to $18.1 Million

•	Operating Profit Up 352% from $895,000 to $4.0 Million

•	Fully Diluted EPS Up from ($0.03) to $0.15

For the Fiscal Year Ending June 30, 2008

•	Net Sales Up 6.1% to $251.4 Million

•	Gross Margin Percentage Up 100 basis points from 35.2% to 36.2%

•	SG&A Expenses Up less than 1% from $70.8 Million to $71.37 Million

•	Operating Profit Up 55% from $12.69 Million to $19.7 Million

•	Fully Diluted EPS Up from $0.37 to $0.76

•	EBITDA Up 44% from $16.3 Million to $23.6 Million; Net Income Up 152% from $3.9 Million to $9.7 Million

•	Cash on-hand Up 262% from $5.6 Million to $20.5 Million

•	Free Cash Flow from Operations of $1.75 Per Share; Cash Flow from Operations of $1.89 Per Share

Adam Blumenfeld, Chairman and CEO, stated: “We are pleased to report outstanding results for the Quarter and Year ended June 30, 2008. As noted above, every operating metric showed significant improvement for the Quarter and the Year. These achievements are a tribute to the nearly 800 hard-working employees we have across the United States. We are particularly proud of the Company’s ability to grow annual sales organically by 6.1% — to more than a quarter of a billion dollars – during a year where we cut 25% of our paper catalog circulation and eliminated approximately 1,000 SKUs from the catalogs. This speaks to the improved marketing, merchandising, list management and relationship development strategies that were implemented during the year. In addition, we held expenses nearly flat year over year, which was a key factor in driving operating profit growth in Fiscal 2008. We intend to continue attacking the cost structure of our business as aggressively as we target sales growth opportunities, producing significant operating leverage and maximizing the efficiency of our platform.”

Regarding go-forward strategies and Fiscal 2009, Mr. Blumenfeld commented: “The Company has guided FY09 GAAP diluted EPS within the range of $0.85 — $0.95 per fully diluted share. While we acknowledge that no company is immune to the risks associated with the current macroeconomic environment, we believe Sport Supply Group will be able to take advantage of potential industry weakness and gain share from smaller competitors. In times of economic uncertainty customers tend to gravitate to trusted, value-oriented suppliers, which is precisely the proposition SSG offers its nearly 100,000 active customers and base of nearly 400,000 potential customers. We have launched several new programs – including enhanced prospecting efforts and the opportunistic recruiting of seasoned industry salespeople — designed to accelerate organic growth and take advantage of under-serviced markets and accounts.”

“Additionally, we continue to review a full pipeline of acquisition candidates and are carefully evaluating opportunities to expand our geographic footprint and/or stable of proprietary equipment brands. The company’s operating platform and capital structure are better positioned than ever to digest acquisition targets. We will maintain a strict set of criteria for targets and focus attention on those who can be both accretive to earnings and a powerful strategic fit as we continue to expand our presence and reach in this multi billion dollar space.”

The Company will host a conference call to discuss these results at 7:45AM CT / 8:45AM ET today, Wednesday August 27, 2008. The call can be accessed by dialing 866 383 8008 and using passcode 19765404. A replay of the call will be available until 9/5/2008 by dialing 888 286 8010 and using passcode 84585490.

Sport Supply Group, Inc. is the nation’s leading marketer, manufacturer and distributor of sporting goods and branded team uniforms to the institutional and team sports market. The Company markets via 3 million direct catalogs, a 40 person telesales team, 160 direct sales professionals, more than 50 select Platinum Team Dealer Partners and a family of company-controlled websites.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to Sport Supply Group’s anticipated financial performance, business prospects, acquisition opportunities, new developments and similar matters, and/or statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These forward-looking statements are based on management’s current expectations and assumptions, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those suggested by the forward-looking statements due to a variety of factors, including changes in business, political, and economic conditions, actions and initiatives by current and potential competitors, and certain other additional factors described in Sport Supply Group’s filings with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on Sport Supply Group’s future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events or outcomes discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Sport Supply Group is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

Contact:
Sport Supply Group, Inc., Dallas
Adam Blumenfeld, 972-243-8100

Source: Sport Supply Group, Inc.

SPORT SUPPLY GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except share and per share amounts)

	Three Months Ended			Twelve Months Ended
	June 30,			June 30,
	2008		2007	2008	2007
Net Sales	$61,110		$56,073	$251,394	$236,855
Cost of Sales	39,014		36,782	160,315	153,295

Gross Profit	22,096		19,291	91,079	83,560
Selling, general and administrative expenses	18,051		18,396	71,379	70,870

Operating profit	4,045		895	19,700	12,690

Other Income (Expense):
Interest Income	88		49	290	191
Interest Expense	(951)		(1,578)	(4,105)	(6,002)
Other Income	47		37	124	146

Total other expense		(816)	(1,492)	(3,691)	(5,665)

Income before minority interest in income of consolidated subsidiary and income taxes	3,229		(597)	16,009	7,025
Income tax provision	1,420		(295)	6,276	2,634
Minority interest in income of consolidated subsidiary, net of tax	—		—	—	531

Net income	$1,809		$(302)	$9,733	$3,860

Weighted average number of shares outstanding:
Basic	12,361,816		10,248,078	12,122,765	10,235,308

Diluted	12,478,174		10,248,078	15,656,672	10,373,907

Net income per share– basic	$0.15		$(0.03)	$0.80	$0.38

Net income per share– diluted	$0.15		$(0.03)	$0.76	$0.37

Dividends declared per share common stock	$0.025		$0.025	$0.10	$0.10

SPORT SUPPLY GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	June 30,
	2008	2007
	(In thousands, except share and per share amounts)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$20,531	$5,670
Accounts receivable, net of allowance for doubtful accounts of
$1,320 and $1,296, respectively	34,060	31,154
Inventories, net	36,318	32,241
Current portion of deferred income taxes	3,866	3,790
Prepaid income taxes	—	3,208
Prepaid expenses and other current assets	1,203	1,380

Total current assets	95,978	77,443
PROPERTY AND EQUIPMENT, net of accumulated depreciation of $7,576 and $4,986, respectively	9,715	10,678
DEFERRED DEBT ISSUANCE COSTS, net of accumulated amortization of $2,978 and $2,035, respectively	1,389	2,309
INTANGIBLE ASSETS, net of accumulated amortization of $4,431 and $3,379, respectively	6,972	8,024
GOODWILL	53,543	54,949
DEFERRED INCOME TAXES	—	3,045
OTHER ASSETS, net	98	144

Total assets	$167,695	$156,592

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$21,183	$16,167
Accrued liabilities	11,842	10,318
Dividends payable	309	259
Accrued interest	240	291
Current portion of long-term debt	108	3,608
Income taxes payable	677	—
Deferred tax liability	—	129

Total current liabilities	34,359	30,772
DEFERRED INCOME TAX LIABILITY	4,014	3,898
NOTES PAYABLE AND OTHER LONG-TERM DEBT	50,036	71,386

Total liabilities	88,409	106,056
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.01 par value, 1,000,000 shares authorized; no shares issued	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized;
12,465,986 and 10,440,586 shares issued and 12,362,060 and 10,354,560 shares outstanding, respectively	125	104
Additional paid-in capital	64,648	44,276
Retained earnings	15,316	6,813
Treasury stock at cost, 103,926 and 86,026 shares, respectively	(803)	(657)

Total stockholders’ equity	79,286	50,536

Total liabilities and stockholders’ equity	$167,695	$156,592

SPORT SUPPLY GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

		For the years ended June 30,
	2008	2007	2006
	(In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$9,733	$3,860	$1,896
Adjustments to reconcile net income to cash provided by (used in) operating activities:
Provision for uncollectible accounts receivable	1,028	1,099	982
Depreciation and amortization expense	3,738	3,479	3,436
Amortization of deferred debt issuance costs	943	959	683
Loss on disposition of property and equipment	—	—	60
Deferred tax expense	4,362	2,542	1,060
Stock-based compensation expense	494	—	60
Minority interest in consolidated subsidiary	—	531	608
Changes in operating assets and liabilities (net of effects of acquisitions):
Accounts receivable	(3,934)	(1,249)	(2,793)
Inventories	(4,077)	4,944	(2,083)
Prepaid Income taxes and income taxes payable	3,885	(1,601)	(962)
Prepaid expenses and other current assets	177	819	(1,248)
Other assets, net	46	(313)	(145)
Accounts payable	5,016	1,365	(1,338)
Accrued liabilities and accrued interest	1,473	2,452	(388)

Net cash provided by (used in) operating activities	22,884	18,887	(172)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(1,723)	(2,980)	(1,694)
Cash used in business acquisitions, net of cash acquired of
$0, $0 and $864, respectively	—	(24,907)	(44,395)

Net cash used in investing activities	(1,723)	(27,887)	(46,089)

CASH FLOWS FROM FINANCING ACTIVITIES:
Deferred debt issuance cost	(23)	—	—
Proceeds from bank line of credit	1,015	34,935	174,895
Payments on notes payable and line of credit	(25,865)	(24,435)	(164,046)
Cash paid for treasury shares	(145)	—	—
Payment of dividends	(1,180)	(1,024)	(1,020)
Tax benefit related to the exercise of stock options	378	507	—
Proceeds from issuance of common stock	19,520	608	185

Net cash provided by (used in) financing activities	(6,300)	10,591	10,014

Net change in cash and cash equivalents	14,861	1,591	(36,247)
Cash and cash equivalents, beginning of year	5,670	4,079	40,326

Cash and cash equivalents, end of year	$20,531	$5,670	$4,079

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$3,181	$5,041	$3,795

Cash paid (refunded) for income taxes	$(1,752)	$1,378	$1,612

	Three Months Ended June		Fiscal Year Ended June
	30,		30,
	2008	2007	2008	2007
Net Income	$1,809	$(302)	$9,733	$3,860
Provision for income taxes	1,420	(295)	6,276	2,634
Minority interest in consolidated subsidiary	—	—	—	531
Interest Expense, net of interest income	863	1,529	3,815	5,811
Depreciation and amortization	940	926	3,738	3,479
EBITDA (a)	5,032	1,858	23,562	16,315

Other expenses:
Stock-based compensation expense	139	—	494	—

Adjusted EBITDA (a)	$5,171	$1,858	$24,056	$16,315

SPORT SUPPLY GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS TO EBITDA AND
ADJUSTED EBITDA
(Unaudited, in thousands)

(a) EBITDA and adjusted EBITDA are non-GAAP financial measures. EBITDA is defined as net income before interest expense (net of interest income), income taxes, depreciation and amortization. Adjusted EBITDA is defined as net income before interest expense (net of interest income), income taxes, depreciation, amortization, and other items included in the caption above labeled “Other expenses” which do not directly relate to the ongoing operations. SSG management relies on EBITDA and adjusted EBITDA as the primary measures to review and assess operating performance. SSG believes it is useful to investors to provide disclosures of its operating results on the same basis that is used by management. Management and investors also review EBITDA and adjusted EBITDA to evaluate SSG’s overall performance and to compare SSG’s current operating results with corresponding periods and with other companies. You should not consider EBITDA and adjusted EBITDA in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with accounting principles generally accepted in the United States of America. Because EBITDA and Adjusted EBITDA are not measures of financial performance under accounting principles generally accepted in the United States of America and are susceptible to varying calculations, they may not be comparable to similarly titled measures of other companies.

SPORT SUPPLY GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF CASH FLOW PROVIDED BY (USED IN) OPERATING ACTIVITIES
TO FREE CASH FLOW FROM OPERATIONS AND FREE CASH FLOW FROM OPERATIONS PER SHARE
(Unaudited, in thousands)

	Fiscal Year Ended June 30,
	2008	2007
Net cash provided by operating activities	$22,884	$18,887
Adjustments to reconcile net cash provided by operating activities to free cash flow from operations:
Capital expenditures	(1,723)	(2,980)

Free cash flow from operations (b)	$21,161	$15,907

Weighted average shares outstanding	12,122,765	10,235,308
Free cash flow from operations per share (b)	$1.75	$1.55

(b) Free cash flow from operations and free cash flow from operations per share are non-GAAP financial measures. Free cash flow from operations is defined as net cash provided by (used in) operating activities less capital expenditures. Free cash flow from operations per share is defined as net cash provided by (used in) operating activities less capital expenditures, divided by the number of weighted average shares outstanding. SSG management relies on free cash flow from operations and free cash flow from operations per share as primary measures to review and assess liquidity. SSG believes it is useful to investors to provide disclosures of its operating results on the same basis that is used by management. Management and investors also review free cash flow from operations and free cash flow from operations per share to evaluate SSG’s overall performance and to compare SSG’s current results with corresponding periods and with other companies. You should not consider free cash flow from operations and free cash flow from operations per share in isolation or as a substitute for net cash provided by (used in) operating activities or other cash flow statement data determined in accordance with accounting principles generally accepted in the United States of America. In addition, free cash flow from operations and free cash flow from operations per share do not necessarily represent funds available for discretionary use and are not necessarily measures of SSG’s ability to fund its cash needs. Because free cash flow from operations and free cash flow from operations per share are not measures of financial performance under accounting principles generally accepted in the United States of America and are susceptible to varying calculations, they may not be comparable to similarly titled measures of other companies.